                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Corporation, does hereby appoint W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/  D. W. Biegler

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/ William B. Boyd

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/ B. A. Bridgewater, Jr.

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of February, 1994.



                                       /s/ Lawrence E. Fouraker

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/ Preston M. Geren, Jr.

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/ Marvin J. Girouard

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of March, 1994.



                                       /s/ Joseph M. Haggar, Jr.

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/ W. C. McCord

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in her capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, her true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead in her capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/ Diana S. Natalicio

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1994.



                                       /s/ W. Ray Wallace

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as an officer of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of February, 1994.



                                       /s/ S. R. Singer

                               POWER OF ATTORNEY


     WHEREAS, ENSERCH Corporation, a Texas corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of debt and/or equity securities of this Corporation;

     NOW, THEREFORE, the undersigned in his capacity as an officer of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of February, 1994.



                                       /s/ J. W. Pinkerton